Supplement, dated September 18, 1997, to the prospectus, dated February 1, 1997 of
                  Seligman Frontier Fund, Inc. (the "Fund")


      The following supplements the information set forth in the Fund's prospectus under "Purchase of Shares."


      There is no minimum investment required for investors who purchase shares of the Fund through wrap fee programs.




EQFR4S-9/97